UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPAL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2025, the board of directors (the “Board”) of OPAL Fuels Inc. (the “Company”) appointed Mr. Lance Moll to join the Board effective as of October 1, 2025.
Mr. Moll, age 55, is a veteran executive with more than 33 years at FedEx Corporation (NYSE: FDX), culminating as President and Chief Executive Officer of FedEx Freight. Beyond his service with FedEx, Mr. Moll has participated in industry and community initiatives and has served on the boards of the Arkansas Trucking Association, American Trucking Associations (ATA) Trucking Cares Foundation, Southern Reins Center for Equine Therapy, and US Chamber of Commerce Foundation.
Mr. Moll will receive compensation for his service as a non-employee member of the Board pursuant to the Company’s director compensation policy, which is described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2025.
Because Mr. Moll was not a director in April 2025 and did not receive an equity award at such time (as were granted to the Company’s other non-employee directors), in connection with his appointment, Mr. Moll will receive an award of $67,500 in restricted stock units of the Company, based on the closing share price of the Company’s common stock on October 1, 2025. This amount was determined by multiplying $135,000 (which is the amount of the awards granted to the Company’s non-employee directors in April, 2025) by a fraction, the numerator of which equals the number of days between (1) October 1, 2025, the date on which Mr. Moll will commence service and (2) March 31, 2026, and the denominator of which is 365. This award will cliff vest on October 1, 2026.
Mr. Moll was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Mr. Moll and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On September 29, 2025, the Company issued a press release announcing the appointment of Mr. Moll to the Board. A copy of the press release is attached hereto as Exhibit 99.1.
The information disclosed under this Item 7.01, including the exhibit, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated September 29, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2025

OPAL Fuels Inc.

By:	/s/ Kazi Hasan
Name:	Kazi Hasan
Title:	Chief Financial Officer